Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of July 1, 2013 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 28, 2013 (the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein.

C. The undersigned Lenders, which constitute the Required Lenders and the Required Revolving Lenders, are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby). The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5(a) hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“2013 Incremental Term Loans” means Incremental Term Loans in an aggregate principal amount of up to $900,000,000 made within 60 days following the First Amendment Effective Date.

“2013 Senior Subordinated Notes” means Permitted Subordinated Indebtedness in an aggregate principal amount of up to $700,000,000 issued within 60 days following the First Amendment Effective Date; provided that it is understood and agreed that if such Permitted Subordinated Indebtedness is subordinated to the Obligations on terms and conditions substantially the same as those on which the Senior

Subordinated Notes described in clauses (i) and (ii) of the definition thereof are subordinated to the Obligations, such terms and conditions shall be reasonably satisfactory to the Agent for purposes of clause (d) of the definition of Permitted Subordinated Indebtedness.

“First Amendment” means Amendment No. 1 dated as of July 1, 2013, to this Agreement.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Specified Dividend” means the distribution or dividend of an amount not to exceed $1,900,000,000 by the Borrower to Holdings, funded solely by the Net Cash Proceeds of any 2013 Incremental Term Loans and/or 2013 Senior Subordinated Notes and unrestricted available cash.

(b) The definition of the term “Available Liquidity” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end thereof:

“provided that if the condition set forth in clause (d) of Section 4.01 would not be satisfied in connection with a Borrowing as of such date, the amount described in clause (b) of this definition shall be limited to the amount of a Borrowing of Revolving Credit Loans that could actually be made on such date without satisfaction of such condition.

(c) The definition of the term “Incremental Revolving Credit Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(other than any Incremental Term Loan Commitments in respect of the 2013 Incremental Term Loans)” immediately after the words “Incremental Term Loan Commitments” therein.

(d) The definition of the term “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(other than any Incremental Term Loan Commitments in respect of the 2013 Incremental Term Loans)” immediately after the words “Incremental Term Loan Commitments” therein.

(e) The definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$2,150,000,000” in clause (1) thereof with the words “the sum of (x) $2,150,000,000 and (y) if issued, the aggregate principal amount of the 2013 Senior Subordinated Notes”.

(f) The definition of the term “Senior Subordinated Notes” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” therein with a comma and inserting the words “and (iii) if issued, the 2013 Senior Subordinated Notes” immediately before the period at the end thereof.

(g) The definition of the term “Senior Subordinated Notes Indentures” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” immediately before clause (ii) thereof with a comma and inserting the words “and (iii) any indenture that may be entered into among the Borrower, as issuer, Holdings, certain of its subsidiaries, as guarantors, and the trustee thereunder, pursuant to which the 2013 Senior Subordinated Notes may be issued” immediately before the period at the end thereof.

(h) Section 2.09(d) of the Credit Agreement is hereby amended by replacing the words “Restatement Date” therein with the words “First Amendment Effective Date (or, if later, the first anniversary of the date of incurrence of any 2013 Incremental Term Loans, but only if this Section 2.09(d) applies with respect to such 2013 Incremental Term Loans)”.

(i) Section 2.24(d) of the Credit Agreement is hereby amended by inserting the words “and, in connection therewith, Section 2.08(a) may be amended as necessary to modify the amount of such amortization payments (solely to the extent that such amendment does not decrease the amount of any such payment that any existing Term Lender would have received prior to giving effect to such amendment) in order to provide for the appropriate ratable distribution of such amortization payments among the existing Term Lenders of the applicable Class and the Incremental Term Lenders of such Incremental Term Loans of such Class” immediately before the period at the end of the second sentence thereof.

(j) Section 3.20 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“None of the Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any director, officer or Affiliate of the Borrower or any of its Subsidiaries (i) is currently subject to any economic sanctions or trade embargoes administered or imposed by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority (collectively, “Sanctions”) or (ii) resides, is organized or chartered, or has a place of business in a country or territory that is currently the subject of Sanctions; and the Borrower will not directly or, to its knowledge, indirectly use the proceeds of the Loans hereunder, or lend, contribute or otherwise make available such proceeds to or for the benefit of any Person, for the purpose of financing or supporting, directly or indirectly, the activities of any Person that is currently the subject of Sanctions.”

(k) Section 4.01 of the Credit Agreement is hereby amended by

(i) inserting the following new paragraph (d) therein:

“(d) If such Credit Event constitutes the making of a Loan or the issuance or amendment of a Letter of Credit and after giving effect to such Credit Event, the aggregate Revolving Credit Exposure (excluding any Revolving Credit Exposure in respect of any Letter of Credit which has been cash collateralized in an amount equal to 103% or more of the maximum stated amount of such Letter of Credit) would exceed an amount equal to 25% of the aggregate

Revolving Credit Commitments, the Consolidated Net Leverage Ratio as of the end of the most recently ended fiscal quarter for which internal financial statements are available (calculated on an actual basis as of the end of such fiscal quarter) shall not exceed the ratio set forth in Section 6.14 with respect to such fiscal quarter (regardless of whether or not compliance with such ratio was in fact required as of the end of such fiscal quarter pursuant to Section 6.14).”; and

(ii) inserting the words “and, if applicable, (d)” immediately before the words “of this Section 4.01” in the last sentence thereof.

(l) Section 6.02(c) of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of sub-clause (7) thereof;

(ii) deleting the period at the end of sub-clause (8) thereof and replacing it with “; and”; and

(iii) adding at the end thereof the following new sub-clause (9):

“(9) the declaration and payment of the Specified Dividend; provided that such Specified Dividend is declared and paid on or prior to the date that is 60 days after the First Amendment Effective Date.”

(m) Section 6.14 of the Credit Agreement is hereby amended by inserting the words “if the aggregate Revolving Credit Exposure (excluding any Revolving Credit Exposure in respect of any Letter of Credit which has been cash collateralized in an amount equal to 103% or more of the maximum stated amount of such Letter of Credit) outstanding as of the last day of such fiscal quarter exceeds an amount equal to 25% of the aggregate Revolving Credit Commitments as of such day” immediately prior to the period at the end of the first sentence thereof.

SECTION 3. Amendment to Guarantee and Collateral Agreement. Subject to the satisfaction of the conditions set forth in Section 5(a) hereof, the Guarantee and Collateral Agreement is hereby amended by amending the definition of the term “Secured Hedging Obligations” set forth in Section 1.02 thereof by (i) inserting the words “a counterparty that is” immediately following the words “all Hedging Obligations owing to” therein and (ii) inserting the words “at the time that the Hedge Agreement relating to such Hedging Obligations is entered into” immediately before the words “and with respect to which” therein.

SECTION 4. Additional Amendments to Credit Agreement. Subject to the satisfaction of the condition set forth in Section 5(b) hereof, the Credit Agreement is hereby further amended as follows:

(a) The definition of the term “Consolidated Secured Debt Ratio” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new defined term:

““Consolidated Secured Net Debt Ratio”, as of any date of determination, means the ratio of (a) Consolidated Secured Debt as of such date minus Unrestricted Cash as of such date to (b) the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the period of the most recently ended four full consecutive fiscal quarters for which internal financial statements are available on or immediately preceding such date; provided, however, that, solely for purposes of this definition, cash and Cash Equivalents shall not constitute Unrestricted Cash except to the extent they are held in one or more accounts subject to a Control Agreement. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or Asset Sale occurs, the Consolidated Secured Net Debt Ratio shall be determined on a pro forma basis in accordance with Section 1.07.”

(b) The definition of the term “GAAP” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “Consolidated Secured Debt Ratio” therein with the words “Consolidated Secured Net Debt Ratio”.

(c) The definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(i) replacing the words “the Consolidated Secured Debt Ratio would not exceed 4.00 to 1.00” in clause (x) of the second proviso to clause (12) thereof with the words “the Consolidated Secured Net Debt Ratio would not exceed 4.25 to 1.00”;

(ii) replacing “6.00 to 1.00” in clause (y) of the second proviso to clause (12) thereof with “6.50 to 1.00”; and

(iii) replacing “6.00 to 1.00” in clause (i) of the proviso to clause (17) thereof with “6.50 to 1.00”.

(d) The definition of the term “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(i) replacing “6.00 to 1.00” in sub-clause (B) of clause (11) thereof with “6.50 to 1.00”; and

(ii) replacing “6.00 to 1.00” in sub-clause (B) of clause (18) thereof with the words “the ratio set forth in Section 6.14 with respect to the most recently ended fiscal quarter”.

(e) Section 1.07 of the Credit Agreement is hereby amended by replacing the words “Consolidated Secured Debt Ratio” therein with the words “Consolidated Secured Net Debt Ratio”.

(f) Section 2.24(c) of the Credit Agreement is hereby amended by

(i) replacing “6.00 to 1.00” in clause (iii) thereof with “6.50 to 1.00”; and

(ii) amending and restating clause (iv) thereof in its entirety as follows:

“(iv) the Consolidated Secured Net Debt Ratio would be no greater than 4.25 to 1.00,”.

(g) Section 6.14 of the Credit Agreement is hereby amended by (i) replacing the words “to exceed 6.00 to 1.00” therein with the words “ending during a period set forth below to exceed the ratio set forth opposite such period:” and (ii) inserting the following table immediately before the second sentence thereof:

Period	Consolidated Net Leverage Ratio
June 30, 2013 through December 31, 2014	7.25 to 1.00

January 1, 2015 through June 30, 2015	7.00 to 1.00

July 1, 2015 through December 31, 2015	6.75 to 1.00

January 1, 2016 and thereafter	6.50 to 1.00

SECTION 5. Conditions Precedent to Effectiveness. (a) The effectiveness of this Amendment (other than the amendments to the Credit Agreement set forth in Section 4 hereof, which shall become effective as set forth in paragraph (b) below) shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “First Amendment Effective Date”):

(i) the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower and Holdings, (ii) the Agent, (iii) Lenders constituting the Required Lenders and (iv) Lenders constituting the Required Revolving Lenders;

(ii) the representations and warranties set forth in Section 6 shall be true and correct, and the Agent shall have received a certificate dated as of the First Amendment Effective Date and executed by a Financial Officer of the Borrower to that effect; and

(iii) the Agent shall have received all amounts required by Section 9.03 of the Credit Agreement or by any other Loan Document to be paid or reimbursed by the Borrower on the First Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby to the extent invoiced on or prior to the date hereof.

The Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

(b) The amendments to the Credit Agreement set forth in Section 4 hereof shall become effective on the date occurring on or after the First Amendment Effective Date on which the Borrower shall have incurred 2013 Incremental Term Loans and/or 2013 Senior Subordinated Notes in a combined aggregate principal amount of at least $1,200,000,000.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders and the Agent that (a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower, and this Amendment constitutes a legal, valid and binding obligation of Holdings and the Borrower, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (c) as of the First Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. Effect of Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date First Amendment Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Agent

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

by	/s/ Patrick Freytag
Name: Patrick Freytag
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Octagon Loan Trust 2010

By: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Octagon Investment Partners X, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Octagon Investment Partners VIII, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Octagon Investment Partners V, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Octagon Emigrant Senior Secured Loan Trust

By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Hamlet II, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wells Fargo Lux Worldwide Fund-US Short-Term High Yield Fund

By	/s/ Gilbert Southwell
Name: Gilbert Southwell
Title: Vice President

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By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	WG HORIZONS CLO I

By: West Gate Horizons Advisors LLC, as Investment Manager

By	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

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By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OCEAN TRAILS CLO II By: West Gate Horizons Advisors LLC, as Investment Manager

By	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OCEAN TRAILS CLO I By: West Gate Horizons Advisors LLC, as Investment Manager

By	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Schiller Park CLO Ltd. By: Deerfield Capital Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Primus CLO II, Ltd. By: CypressTree Investment Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Navigator CDO 2006, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Marquette Park CLO Ltd. By: Deerfield Capital Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Hewett’s Island CLO V, Ltd. By: CypressTree Investment Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ColumbusNova CLO Ltd. 2007-I By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ColumbusNova CLO Ltd. 2006-II By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ColumbusNova CLO Ltd. 2006-I By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ColumbusNova CLO IV Ltd. 2007-II

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2012-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2007-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2007-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2007-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2007-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CIFC Funding 2006-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	CIFC Funding 2006-IB, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	CIFC Funding 2006-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	Burr Ridge CLO Plus Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	Bridgeport CLO Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

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Name of Lender:	WELLPOINT, INC.

By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER By: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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Name of Lender:	Black Diamond CLO 2012-1 Ltd.

By: Black Diamond CLO 2012-1 Adviser, L.L.C. As Its Portfolio Manager

By	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

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Name of Lender:	Black Diamond CLO 2005-2 Ltd.

By: Black Diamond CLO 2005-2 Adviser, L.L.C. As its Collateral Manager

By	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

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Name of Lender:	Montpelier Capital Limited

By: KKR Asset Management LLC

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

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Name of Lender:	KKR FINANCIAL CLO 2012-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

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Name of Lender:	KKR FINANCIAL CLO 2011-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

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Name of Lender:	KKR FINANCIAL CLO 2007-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
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Name of Lender:	KKR FINANCIAL CLO 2006-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
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Name of Lender:	ACE Tempest Reinsurance Ltd

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
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Name of Lender:	SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

By: ARES MANAGEMENT LLC, AS SUB-ADVISER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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Name of Lender:	SEI INSTITUTIONAL INVESTMENTS TRUST—OPPORTUNISTIC INCOME FUND

By: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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Name of Lender:	PPF Nominee 1 B.V

By: Ares Management Limited, its Portfolio Manager

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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Name of Lender:	GLOBAL LOAN OPPORTUNITY FUND B.V.

By: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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Name of Lender:	Ares Senior Loan Trust

By: Ares Senior Loan Trust Management, L.P., Its Investment Adviser By: Ares Senior Loan Trust Management, LLC, Its General Partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Ares NF CLO XV Ltd

By: Ares NF CLO XV Management, L.P., its collateral manager By: Ares NF CLO XV Management LLC, its general partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Ares NF CLO XIV Ltd

By: Ares NF CLO XIV Management, L.P., its collateral manager By: Ares NF CLO XIV Management LLC, its general partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Ares NF CLO XIII Ltd

By: Ares NF CLO XIII Management, L.P., its collateral manager By: Ares NF CLO XIII Management LLC, its general partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Ares Institutional Loan Fund B.V.

By: Ares Management Limited, as manager

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Ares XXV CLO LTD.

By: Ares CLO Management XXV, L.P., its Asset Manager By: Ares CLO GP XXV, LLC, its General Partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XXIII CLO LTD.

By: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XXII CLO LTD.

By: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XXI CLO LTD.

By: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XX CLO LTD.

By: ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XVI CLO LTD.

By: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XII CLO LTD.

By: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES XI CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES VR CLO LTD.

By: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES VIR CLO LTD.

By: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES SPC HOLDINGS, L.P.

By: ARES SPC HOLDINGS GP LLC, GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES IIIR/IVR CLO LTD.

By: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY IX, L.P.

By: AELIS IX Management, LLC, its General Partner

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD.

By: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By	/s/ Mark Gold
Name: Mark Gold
Title: CEO

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	HillMark Funding, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By	/s/ Mark Gold
Name: Mark Gold
Title: CEO

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point VIII CLO, Limited

By: Sankaty Advisors, LLC as Portfolio Manager

By	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point VII CLO, Limited

By: Sankaty Advisors, LLC as Portfolio Manager

By	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point VI CLO, Ltd

By: Sankaty Advisors LLC, as Asset Manager

By	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point V CLO, Limited

By: Sankaty Advisors LLC as Portfolio Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC as Asset Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Race Point III CLO

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Nash Point CLO

By: Sankaty Advisors, LLC as Investment Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Chatham Light II CLO, Limited

By: Sankaty Advisors, LLC as Investment Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Sun Life Assurance Company of Canada (US)

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Blackstone / GSO Secured Trust Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	American Equity Investment Life Insurance Company

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	RiverSource Life Insurance Company

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

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Name of Lender:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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Name of Lender:	Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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Name of Lender:	Centurion CDO 8 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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Name of Lender:	Cent CLO 18 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CLO 17 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cent CDO 10 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Prospect Park CDO Ltd.

By: Blackstone Debt Advisors L.P. As Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Musashi Secured Credit Fund Ltd.

By: GSO Capital Advisors LLC, as Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Maps CLO Fund II, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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Name of Lender:	Inwood Park CDO LTD.

By: Blackstone Debt Advisors LP As Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Gale Force 4 CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Servicer

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Gale Force 3 CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Callidus Debt Partners CLO Fund VII, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Callidus Debt Partners CLO Fund VI, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Callidus Debt Partners CLO Fund V, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Callidus Debt Partners CLO Fund IV, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Adirondack Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	1776 CLO I, Ltd.

By	/s/ Ron Polye
Name: Ron Polye
Title: Authorized Officer

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	WIND RIVER CLO II—TATE INVESTORS, LTD.

By: THL Credit Senior Loan Strategies LLC, as Manager

By	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	THL Credit Wind River 2012-1 CLO Ltd.

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GANNETT PEAK CLO I, LTD.

By: THL Credit Senior Loan Strategies LLC, as Manager

By	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	MADISON PARK FUNDING V, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CASTLE GARDEN FUNDING

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ATRIUM V

By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Westchester CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Stratford CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Rockwall CDO II Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Red River CLO, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Liberty CLO, Ltd.

By: Highland Capital Management L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Highland/iBoxx Senior Loan ETF

By	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Highland Floating Rate Opportunities Fund

By	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Highland Credit Opportunities CDO, Ltd. By: Highland Capital Management L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Hewett’s Island CLO I-R, Ltd.

By: Acis Capital Management, LP, its Collateral Manager By: Acis Capital Management GP, LLC, its general partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Grayson CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Gleneagles CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: ACIS CLO 2013-1 LTD.

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	TRALEE CLO II, LTD

By: Par-Four Investment Management, LLC As Collateral Manager

By	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	TRALEE CDO I LTD

By: Par-Four Investment Management, LLC As Collateral Manager

By	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	VALIDUS REINSURANCE LTD

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Saturn CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Lancashire Insurance Company Limited

By: PineBridge Investments Europe Limited As Collateral Manager

By	/s/ Andrew Meissner
Name: Andrew Meissner
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Galaxy XIV CLO, Ltd.

By: PineBridge Investments LLC, as Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Galaxy XII CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Galaxy XI CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Galaxy VIII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Fire and Police Pension Fund, San Antonio

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Arch Investment Holdings III Ltd.

By: PineBridge Investments LLC As Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender:	Advocate Health Care Network

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender:	ARCHES FUNDING ULC

By	/s/ Richard Taylor
Name: Richard Taylor
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Name of Lender:	ACAS CLO 2007-1, Ltd.

By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC), as Portfolio Manager

By	/s/ Maria Jones
Name: Maria Jones
Title: Authorized Signatory

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Name of Lender:	Mountain Capital CLO VI Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Mountain Capital CLO V Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Foothill CLO I, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Veyron CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle McLaren CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle High Yield Partners X, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle High Yield Partners VIII, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle High Yield Partners IX, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Global Market Strategies CLO 2012-4, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Daytona CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Bristol CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Azure CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	Carlyle Arnage CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

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Name of Lender:	First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manager

By	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

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Name of Lender:	Advanced Series Trust – AST First Trust Balanced Target Portfolio

By: First Trust Advisors L.P., its investment manager

By	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

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Name of Lender:	CREDIT SUISSE LOAN FUNDING LLC

By	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

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Name of Lender:	Greywolf CLO II, Ltd

By: Greywolf Capital Management LP, as Portfolio Manager

By	/s/ Robert Miller
Name: Robert Miller
Title: Authorized Signatory

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Name of Lender:	Greywolf CLO I, Ltd

By: Greywolf Capital Management LP, its Investment Manager

By	/s/ Robert Miller
Name: Robert Miller
Title: Authorized Signatory

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Name of Lender:	Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

By	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

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Name of Lender:	CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

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Name of Lender:	Green Island CBNA Loan Funding LLC

By: Citibank N.A.

By	/s/ Paul Plank
Name: Paul Plank
Title: Director

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Name of Lender:	Stone Harbor Global Funds PLC—Stone Harbor Leveraged Loan Portfolio

By	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

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Name of Lender:	San Joaquin County Employees’ Retirement Association

By	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

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Name of Lender:	Libra Global Limited

By	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

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Name of Lender:	JHF II—Multi Sector Bond Fund

By	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

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Name of Lender:	Neuberger Berman CLO XII, LTD

By: Neuberger Berman Fixed Income LLC as its Collateral Manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

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Name of Lender:	LightPoint CLO VIII, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

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Name of Lender:	LightPoint CLO VII, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LightPoint CLO V, Ltd. By: Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LightPoint CLO IV, Ltd. By: Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Longfellow Place CLO, Ltd.

By	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

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Name of Lender:	Emerson Place CLO, Ltd.

By	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

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Name of Lender:	Avery Street CLO, Ltd.

By	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

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Name of Lender:	Kingsland V Ltd. By: Kingsland Capital Management, LLC, as Manager

By	/s/ Ursula Bernal
Name: Ursula Bernal
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Kingsland IV Ltd. By: Kingsland Capital Management, LLC, as Manager

By	/s/ Ursula Bernal
Name: Ursula Bernal
Title: Authorized Signatory

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Name of Lender:	Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Ursula Bernal
Name: Ursula Bernal
Title: Authorized Signatory

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Name of Lender:	Kingsland II, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Ursula Bernal
Name: Ursula Bernal
Title: Authorized Signatory

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Name of Lender:	Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Pacific Select Fund Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	MET Investors Series Trust —Met/Eaton Vance Floating Rate Portfolio

Re: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michal Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Innovation Trust 2011

By: Eaton Vance Management as Investment Advisor

By	/s/ Michal Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Innovation Trust 2009

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Grayson & Co

By: Boston Management and Research as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Eaton Vance Short Duration Diversified Income Fund

Re: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	Columbia Funds Variable Series Trust II—Variable Portfolio—Eaton Vance Floating-Rate Income Fund

By: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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Name of Lender:	AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

By	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oak Hill Credit Partners V, Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

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Name of Lender:	OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OHA Intrepid Leveraged Loan Fund, Ltd.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

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Name of Lender:	OHA CREDIT PARTNERS VIII, LTD.

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Public School Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Public Education Employee Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By	/s/ David Yee
Name: David Yee
Title: Authorized Signatory

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oaktree Enhanced Income Funding Series IV, Ltd.

By: Oaktree Capital Management, L.P. Its: Collateral Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oaktree Enhanced Income Funding Series III, Ltd.

By: Oaktree Capital Management, L.P. Its: Collateral Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Oaktree Enhanced Income Funding Series I, Ltd.

By: Oaktree Capital Management, L.P. Its: Collateral Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Arch Investment Holdings IV Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ David Yee
Name: David Yee
Title: Senior Vice President

For any Lender requiring a second signature line:

By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Trimaran CLO VI Ltd.

By: Trimaran Advisors, L.L.C.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Trimaran CLO V Ltd.

By: Trimaran Advisors, L.L.C.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Trimaran CLO IV Ltd.

By: Trimaran Advisors, L.L.C.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Katonah X CLO Ltd.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Katonah VIII CLO Ltd.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Katonah VII CLO Ltd.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Katonah IX CLO Ltd.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Katonah 2007-I CLO Ltd.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Canyon Capital CLO 2012-1 Ltd.

By: Canyon Capital Advisors, its Asset Manager

By	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Canyon Capital CLO 2006-1, Ltd.

By: Canyon Capital Advisors LLC, its Asset Manager

By	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Loomis Sayles Senior Loan Fund, LLC

By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Natixis Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Loomis Sayles CLO I, LTD.

By: Loomis, Sayles & Company, L.P., Its Collateral Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Apostle Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Apostle Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Doral CLO II Ltd.

By	/s/ John Finan
Name: John Finan
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Doral CLO I, Ltd.

By	/s/ John Finan
Name: John Finan
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	BlueMountain CLO Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	BlueMountain CLO 2012-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LANDMARK VIII CLO LTD

By: Landmark Funds LLC, as Manager

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LANDMARK VII CDO LTD

By: Landmark Funds LLC, as Manager

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LANDMARK V CDO LIMITED

By: Landmark Funds LLC, as Manager

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LANDMARK IX CDO LTD

By: Landmark Funds LLC, as Manager

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GREYROCK CDO LTD.,

By: Landmark Funds LLC, as Manager

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wells Fargo Advantage Short-Term High Yield Bond Fund

By	/s/ Gilbert Southwell
Name: Gilbert Southwell
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LATITUDE CLO III, LTD

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LATITUDE CLO II, LTD

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wasatch CLO Ltd

By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Saratoga CLO I, Limited

By: Invesco Senior Secured Management, Inc. as Asset Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	PowerShares Senior Loan Portfolio

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Nautique Funding Ltd

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Moselle CLO S.A.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Morgan Stanley Investment Management Croton, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	MSIM Peconic Bay, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Limerock CLO I

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Invesco Zodiac Funds—Invesco US Senior Loan Fund

By: Invesco Management S.A. As Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Invesco Floating Rate Fund

By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Hudson Canyon Funding II, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Diversified Credit Portfolio Ltd.

By: Invesco Senior Secured Management, Inc. as Investment Advisor

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Belhurst CLO Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Virtus Senior Floating Rate Fund

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Virtus Low Duration Income Fund

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	VANTAGETRUST

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By	/s/ Michael Marzouk
Name: Michael Marzouk
Title: Managing Director

For any Lender requiring a second signature line:

By	/s/ Dale Hawley
Name: Dale Hawley
Title: Assistant Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	PACIFIC LIFE INSURANCE COMPANY (For IMDBKLNS Account)

By	/s/ Michal Marzouk
Name: Michael Marzouk
Title: Assistant Vice President

For any Lender requiring a second signature line:

By	/s/ Joseph Tortorelli
Name: Joseph Tortorelli
Title: Assistant Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Malibu CBNA Loan Funding LLC

by	/s/ Adam R. Jacobs
Name: Adam R. Jacobs
Title: Attorney-In-Fact

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Airlie CLO 2006-II Ltd.

by	/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Barclays Bank PLC

by	/s/ Patrick Kerner
Name: Patrick Kerner
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: CFIP CLO 2013-1, Ltd. By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

by	/s/ Steven J. Novatney
Name: Steven J. Novatney
Title: General Counsel & CCO

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CITIBANK, N.A.

by	/s/ Michael Zicari
Name: Michael Zicari
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: ACA CLO 2006-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: ACA CLO 2006-2 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: ACA CLO 2007-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: APIDOS CDO I

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CDO II

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CDO III

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: APIDOS CDO IV

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CDO V

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CINCO CDO

By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: APIDOS CLO IX

By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CLO VIII

By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CLO X

By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: APIDOS CLO XI

By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS CLO XII

By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender: APIDOS QUATTRO CDO

By: Its Investment Advisor Credit Partners, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	RIZAL COMMERCIAL BANKING CORPORATION

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender:	SAN GABRIEL CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender:	SHASTA CLO I LTD

By: Its Investment Advisor Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	SIERRA CLO II LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

Name of Lender:	WHITNEY CLO I LTD

By: Its Investment Advisor Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	BlueCross BlueShield of Tennessee, Inc.

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Global Indemnity (Cayman) Limited

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Hartford Total Return Bond HLS Fund

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Safety Insurance Company

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	SunAmerica Senior Floating Rate Fund, Inc.

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Stellar Performer Global Series W - Global Credit

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Hartford Floating Rate Fund

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Hartford Inflation Plus Fund

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Hartford Short Duration Fund

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	The Hartford Strategic Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	UAW Retiree Medical Benefits Trust

By:	State Street Bank and Trust Company, trustee

By	/s/ Timothy B. Stone
Name: Timothy B. Stone
Title: Vice President State Street Bank & Trust Co.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Flagship CLO IV

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By	/s/ Anthony V. Versaci, Director
Anthony V. Versaci, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	DWS Floating Rate Fund

By: Deutsche Investment Management Americas, Inc. Investment Advisor

By	/s/ Anthony V. Versaci, Director
Anthony V. Versaci, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Flagship CLO VI

By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By	/s/ Anthony V. Versaci, Director
Anthony V. Versaci, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	DWS HIGH INCOME TRUST

By: Deutsche Investment Management Americas, Inc. as Investment Advisor to the Fund

By	/s/ Ann Marie Ryan, Director
Ann Marie Ryan, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	DWS Multi-Market Income Trust

By: Deutsche Investment Management Americas, Inc. As Investment Advisor

By	/s/ Ann Marie Ryan, Director
Ann Marie Ryan, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	DWS STATEGIC INCOME TRUST

By: Deutsche Investment Management Americas, Inc. as Investment Advisor to the Fund

By	/s/ Ann Marie Ryan, Director
Ann Marie Ryan, Director

For any Lender requiring a second signature line:

By	Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	MT. WHITNEY SECURITIES INC., as Assignee

By: Deutsche Investment Management Americas Inc. As Manager

By	/s/ Antonio V. Versaci, Director
Antonio V. Versaci, Director

For any Lender requiring a second signature line:

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

By: DB Services New Jersey, Inc.

By	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

For any Lender requiring a second signature line:

By	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Federated Bank Loan Core Fund

by	/s/ B. Anthony Delserone, Jr.
Name: B. Anthony Delserone, Jr.
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	FirstMerit Bank, N.A.

by	/s/ Tim Daniels
Name: Tim Daniels
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Nantucket CLO 1 Ltd.

By: Fortis Investment Management USA, Inc. as Attorney-in-Fact

by	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Palmer Square CLO 2013-1, Ltd

by	/s/ Adam T. Peltzer
Name: Adam T. Peltzer
Title: Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Bissett Bond Fund

by	/s/ Tom O’Gorman
Name: Tom O’Gorman
Title: SVP/Director Fixed Income

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Bissett Corp. Bond Fund

by	/s/ Tom O’Gorman
Name: Tom O’Gorman
Title: SVP/Director Fixed Income

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

by	/s/ Jill Hamilton
Name: Jill Hamilton
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Wells Fargo Bank, N.A.

by	/s/ Ross M. Berger
Name: Ross M. Berger
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By: Goldman Sachs Asset Manager, L.P., as Manager.

by	/s/ Srivathsa Gopinath
Name: Srivathsa Gopinath
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Northrop Grumman Pension Master Trust By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Srivathsa Gopinath
Name: Srivathsa Gopinath
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Torus Insurance Holdings Limited By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Srivathsa Gopinath
Name: Srivathsa Gopinath
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

by	/s/ Sinead Murphy
Name: Sinead Murphy
Title: Authorised Signatory

For any Lender requiring a second signature line:

by
Name: Mary Ryan
Title: Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

by	/s/ Srivathsa Gopinath
Name: Srivathsa Gopinath
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLUB CAPITAL MANAGEMENT CLO 2007-I, LTD BY: GOLUB CAPITAL LLC, AS COLLATERAL MANAGER

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLUB CAPITAL FUNDING CLO-8, LTD BY: GOLUB CAPITAL PARTNERS MANAGEMENT LTD

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLUB CAPITAL PARTNERS CLO 10, LTD. BY: GC ADVISORS LLC, ITS AGENT

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLUB CAPITAL PARTNERS CLO 11, LTD. BY: GC ADVISORS LLC, ITS AGENT

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	GOLUB CAPITAL PARTNERS CLO 14, LTD. BY: GC ADVISORS LLC, ITS AGENT

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Bacchus (U.S.) 2006-1 Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Halcyon Loan Investors CLO II Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Halcyon Loan Investors CLO I Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Halcyon Structured Asset Management CLO I Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Harch CLO II, Limited

by	/s/ Joshua Pontoriero
Name: Joshua Pontoriero
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Harch CLO III, Limited

by	/s/ Joshua Pontoriero
Name: Joshua Pontoriero
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	BABSON CLO LTD. 2012-II

By: Babson Capital Management LLC as Collateral Manager

By	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	JFIN CLO 2013 LTD.

By: Jefferies Finance LLC as Portfolio Manager

By	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: JMP CREDIT ADVISORS CLO I LTD.

By	Cratos CDO Management, LLC As Attorney-in-Fact

By	JMP Credit Advisors LLC Its Manager

by	/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: JMP CREDIT ADVISORS CLO II LTD.

By	JMP Credit Advisors LLC, As Attorney-in-Fact

by	/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM V, Ltd.

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM VI, Ltd.

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM IX Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM X Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM XI Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM XII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM XIII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

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by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	LCM VIII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

LCM Asset Management LLC

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Collateral Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Meridian Bank

by	/s/ James D. Nelson
Name: James D. Nelsen
Title: SVP

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OCP CLO 2012-1, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	ORIX Corporate Capital Inc.

By	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Senior Managing Director

For any Lender requiring a second signature line:

By	Not applicable
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OZLM FUNDING II, LTD.

By: Och-Ziff Management LP, Its Portfolio Manager By: Och-Ziff Loan Management LLC, its General Partner

by	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	OZLM FUNDING III, LTD.

By: Och-Ziff Management LP, Its Portfolio Manager By: Och-Ziff Loan Management LLC, its General Partner

by	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

PIMCO Funds: Private Account Portfolio Series:
PIMCO Senior Floating Rate Portfolio

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Portola CLO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

A Series Trust of Multi Manager Global Investment Trust -
PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	PNC BANK NATIONAL ASSOCIATION

by	/s/ Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	PPM GRAYHAWK CLO, LTD

By: PPM America, Inc., as Collateral Manager-Adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Cole Brook CBNA Loan Funding LLC

by	/s/ Adam R. Jacobs
Name: Adam R. Jacobs
Title: Attorney-In-Fact

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Putnam Floating Rate Income Fund

by	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

by	[N/A]
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Victoria Court CBNA Loan Funding LLC

by	/s/ Adam R. Jacobs
Name: Adam R. Jacobs
Title: Attorney-In-Fact

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Royal Bank of Canada

by	/s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: GSC Investment Corp. CLO 2007, LTD.

By:	Saratoga Investment Corp., As Collateral Manager

By:	Saratoga Investment Advisors, LLC, Its Investment Advisor

by	/s/ Charles Phillips
Name: Charles Phillips
Title: Managing Director

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Westbrook CLO, Ltd.

By	Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: UBS AG, STAMFORD BRANCH

by	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

For any Lender requiring a second signature line:

by
Name: Lisa Murray
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: UBS Loan Finance LLC

by	/s/ David Urban
	Name:	David Urban
	Title:	Associate Director Banking Products Services, US

For any Lender requiring a second signature line:

by	/s/ Lisa Murray
	Name:	Lisa Murray
	Title:	Associate Director Banking Products Services, US

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: SEASIDE NATIONAL BANK & TRUST

by	/s/ Thomas N. Grant
Name: Thomas N. Grant
Title: CCO & SVP

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	CREDIT SUISSE AG CAYMAN ISLANDS BRANCH

by	/s/ Kevin Buddhdew
Name: KEVIN BUDDHDEW
Title: AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by	/s/ Alex Verdone
Name: ALEX VERDONE
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

by	/s/ Jill Hamilton
Name: Jill Hamilton
Title: Vice President

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender: Wells Fargo Bank, N.A.

by	/s/ Ross M. Berger
Name: Ross M. Berger
Title: Managing Director

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Mizuho Corporate Bank, Ltd.

by	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Morgan Stanley Bank, N.A.

by	/s/ Chris Whelan
Name: Chris Whelan
Title: Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2013

Name of Lender:	Grant Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer